Exhibit 99.6

PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 20 DECEMBER 2002 TO 19 MARCH 2003

NOTE INFORMATION

	Class A Notes	Class B Notes	Total US$ Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,158,000,000.00	US$42,000,000.00	US$1,200,000,000.00
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$830,116,700.40	US$42,000,000.00	US$872,116,700.40
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$96,089,682.00	US$0.00	US$96,089,682.00
Principal Balance of each class of Note after payments referred to above have been applied	US$734,027,018.40	US$42,000,000.00	US$776,027,018.40
Note Factor at the end of the Quarterly Payment Date	0.633874800	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$3,382,725.55	US$199,500.00	US$3,582,225.55
LIBOR in respect of this quarterly period	1.41000%	1.41000%
Rate of interest payable on each class of Note in respect of this quarterly period	1.63000%	1.90000%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 12 March 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal repaid during the quarterly period	A$0.00
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$25,989.59
Interest paid on Redraw Facility Principal during the quarterly period	A$3,089.37
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$8,516,760.00
Principal Cash Balance at the end of this Quarterly Payment Date	A$7,578,390.00
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$222,266,786
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$7,578,390
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$214,688,396
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$27,013,235

A$ Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$187,675,160

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$187,675,160
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

A$ Principal Collections to be paid to Currency Swap Provider in relation to repayment of US$ Notes on the Quarterly Payment Date	A$187,675,160

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$96,089,682

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws.

PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 20 DECEMBER 2002 TO 19 MARCH 2003 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of	Number of Housing	Maximum Current	Minimum Current Housing
	Housing Loans	Loan Accounts	Housing Loan Balance	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	10,258	12,292	A$975,006	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	76.45%	95.00%	A$2,470,556,110

	Outstanding Balance	Outstanding Balance of	Outstanding Balance of	Average Current
	of Housing Loans	Fixed Rate Housing Loans	Variable Rate Housing Loans	Housing Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,508,099,257	A$153,340,670	A$1,354,758,587	A$146,711

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average
	To Maturity	Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	348 months	322 months	35 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0.00

DELINQUENCY INFORMATION

     As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

	Number of	Percentage of	Outstanding Balance of the	Percentage of Pool by Outstanding
	Housing Loans	Pool by number	Applicable Delinquent Housing Loans	Balance of Housing Loans

30 - 59 days	30	0.24%	A$5,642,103.15	0.37%
60 - 89 days	12	0.10%	A$1,929,939.08	0.13%
90 - 119 days	6	0.05%	A$1,327,016.25	0.09%
Greater than 120 days	13	0.11%	A$2,448,014.00	0.16%

Total Arrears	61	0.50%	A$11,347,072.48	0.75%

MORTGAGE INSURANCE CLAIMS INFORMATION

     Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:	A$14,515.10
Amount of mortgage insurance claims paid:	A$14,515.10
Amount of mortgage insurance claims pending:	A$0.00
Amount of mortgage insurance claims denied:	A$0.00